SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

                        Date of Report: October 19, 2005

                         E'PRIME AEROSPACE CORPORATION
             (Exact name of registrant as specified in its charter)


              Colorado              33-9472-D CO            59-2802081
   -----------------------------   --------------     --------------------
   (State or other jurisdiction     (Commission           (IRS Employer
         of Incorporation)            File No.)        Identification No.)


            2500 S. Washington Ave., Unit 34, Titusville, FL 32796
                   (Address of principal executive offices)

                                 321-269-0900
                       (Registrant's telephone number)

                                     N/A
        (Former name or former address, if changed since last report)


Item 4(a). Changes in Registrant's Certifying Accountant

On February 28, 2005, Charles R. Hunt, CPA, PA, notified the Company that at the time of completion of the audit of E'Prime Aerospace Corporation for its year ended September 30, 2003, the firm was not registered to perform an audit of public companies because of a misunderstanding.

As a result of the above, the Company dismissed Charles R. Hunt as its certifying accountant.

E'Prime Aerospace Corporation has been in conversation with the SEC to resolve the matter and has been told that the Company will need to submit two years financial statements and restate the financial statements as part of the audit.

The former accountants' reports for the last two fiscal years contained uncertainties as to the ability of the Company to continue as a going concern. Neither contained any adverse opinion or a disclaimer of opinion, or was qualified.

During the Registrant's two most recent fiscal years and during any subsequent interim period prior to the notification by Charles R. Hunt that they were not registered with the SEC to perform audits, there were no disagreements with with Charles R. Hunt, with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B.



Item 4(b). Changes in Registrant's Certifying Accountant

On May 27, 2005, the Company's board of directors approved the engagement of the firm of Kempisty & Company, Certified Public Accountants, PC, located at 15 Maiden Lane, Suite 10003, New York, New York, 10038, as the Company's independent auditors. Such appointment was accepted by the firm. During the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Kepisty & Company, the Company, or someone on the Company's behalf had not consulted Kempisty & Company regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

On October 18, 2005, the Company provided Charles R. Hunt, CPA, PA, with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed.


Item 7. Financial Statements and Exhibits

Exhibit
Number               Description
-------              ------------------------------------
   1                 Letter from Charles R. Hunt, CPA, PA



                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


E'Prime Aerospace Corporation

October 19, 2005

/s/Bob G. Davis
Bob G. Davis, President and Chief Executive Officer


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

]
RE:	E Prime Aerospace Corporation
File No. 33-9472 D CO

We have read the statements that E'Prime Aerospace Corporation included under
Item 4 of the Form 8-K, a report expected to be filed on October 19, 2005, regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.


Very truly yours,


/s/ Charles R. Hunt, CPA, PA
Charles R. Hunt, CPA, PA

End of Filing